Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

BY AND AMONG

nxt-id, Inc.

AND

WORLDVENTURES hOLDINGS, llc

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated December 31, 2015, by and between Nxt-ID, Inc., a Delaware corporation (the “Company”), and WorldVentures Holdings, LLC, a Nevada limited liability company (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, Securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1         Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(k).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble hereto.

“Authorized Share Failure” shall have the meaning ascribed to such term in Section 3.1(g).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means a closing of the purchase and sale of the Offering Shares and the Warrants pursuant to Section 2.1.

“Closing Date” means a Trading Day on which all of the Transaction Documents have been executed and delivered by the Company and the Purchaser and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Offering Shares and the Warrants, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the relevant Closing.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, grant, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the preamble hereto.

“Company Counsel” means Robinson Brog Leinwand Greene Genovese & Gluck P.C., with offices located at 875 Third Avenue, 9th Floor, New York, NY 10022, Fax: (212) 956-2164.

“Development Agreement” means that certain Master Product Development Agreement by and between the Company and WorldVentures Holdings, LLC, a Nevada limited liability company dated of even date herewith.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (i) securities issued under the Company’s equity incentive plan existing on the date of this Agreement and any amendments thereto approved by the Board of Directors, including securities issuable upon conversion or exercise of such securities, (ii) securities issued for consideration other than cash pursuant to a strategic arrangement, joint venture, merger, consolidation, acquisition, or similar business combination approved by the Board of Directors but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities and (iii) securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Financial Statements” shall have the meaning ascribed to such term in Section 3.1(i).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(i).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(y).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

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“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the legality, validity or enforceability of any Transaction Document; (ii) the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole; or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits”” shall have the meaning ascribed to such term in Section 3.1(n).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(ee).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(dd).

“Offering Shares” means the shares of Common Stock issued pursuant to this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Price Per Offering Share” means a fifteen percent (15%) discount to the volume-weighted average price on the Nasdaq Capital Market for the five (5) Trading Days prior to the Closing Date.

“Proceeding”” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” shall have the meaning ascribed to such term in the preamble hereto.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(kk).

“Securities” means the Offering Shares, the Warrant (as defined below), and the Warrant Shares (as defined below).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscription Amount” means, as to the Purchaser, the aggregate amount to be paid for the Offering Shares and the Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”.

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“Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT; the Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; the New York Stock Exchange; the OTC Bulletin Board; the OTC QB Marketplace or the OTC QX Marketplace (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrant, the Registration Rights Agreement, the Development Agreement, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent for the Company’s Common Stock, the Offering Shares, and the Warrant Shares, if any, whose current address is 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company.

“Warrant” shall have the meaning ascribed to such term in Section 2.1(a).

“Warrant Shares” shall have the meaning ascribed to such term in Section 2.1(a).

ARTICLE II.

PURCHASE AND SALE

2.1          Closing.

(a)         On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell at the Closing, and the Purchaser agrees to purchase at the Closing, an aggregate of $2,000,000, of Offering Shares, calculated based upon the Price Per Offering Share, for the Purchaser equal to the Purchaser’s Subscription Amount as set forth on the signature page hereto executed by the Purchaser. Additionally, the Company shall issue to the Purchaser warrants (the “Warrant”) to purchase shares of Common Stock (the “Warrant Shares”) equal to twenty-five percent (25%) of the amount of Offering Shares issued to the Purchaser. The Purchaser shall deliver to the Company on the Closing Date the Purchaser’s Subscription Amount by wire transfer of immediately available funds in accordance with Section 2.1(b), and the Company shall deliver to the Purchaser its respective Offering Shares and the Warrants, as determined pursuant to Section 2.2(a) and the Company shall deliver to the Purchaser its respective Offering Shares and the Warrants, as determined pursuant to Section 2.2(a), and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, a Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree. In lieu of a physical Closing, the Parties agree that all requisite Transaction Documents may be exchanged electronically at the Closing, and that the Transaction Documents so exchanged shall be binding for all purposes.

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(b)         On the Closing Date, the Purchaser shall pay the Subscription Amount by transferring immediately available funds in the following amounts to the following designated Company bank accounts:

Amount	Company Account

$500,000.00

$1,500,000.00

2.2          Deliveries.

(a)         On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser each of the following:

(i)          this Agreement duly executed by the Company;

(ii)         instructions to the Transfer Agent authorizing the issuance of the Offering Shares to the designated balance account at Depositary Trust Company in the name of the Purchaser or its representative nominee;

(iii)        the Warrant duly executed by the Company;

(iv)        the License and Distribution Agreement and the Development Agreement, each duly executed by the Company;

(v)         the Registration Rights Agreement duly executed by the Company; and

(vi)        good standing certificates of the Company, dated within four (4) Trading Days of the Closing Date, from the State of Delaware and the State of Florida.

(b)         On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)          this Agreement duly executed by the Purchaser;

(ii)         the License and Distribution Agreement and the Development Agreement, each duly executed by the Purchaser; and

(iii)       Purchaser’s Subscription Amount by wire transfer in accordance with the provisions of Section 2.1(b).

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2.3          Closing Conditions.

(a)         The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii)         all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)        the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)         The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii)         all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)        there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)         the Purchaser shall have received a letter from the Company confirming its right to appoint one (1) individual to the Board of Directors of the Company, subject to the satisfaction of commonly accepted standards, including the NASDAQ rules; and

(vi)        from the date hereof to such Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable good faith judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Offering Shares and the Warrants at the Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. Except as set forth in the SEC Documents (as defined below), which shall qualify any representation made herein only to the extent of the disclosure contained in the SEC Reports, the Company hereby makes the following representations and warranties to the Purchaser:

(a)         Subsidiaries. On the date of this Agreement, the Company has one Subsidiary, 3D-ID, LLC. The Company, owns directly or indirectly, all of the capital stock or other equity interests of such Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of such Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)         Organization and Qualification. Each of the Company and its Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)         Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)         No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e)         Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the notice and/or application(s) to each applicable Trading Market, if any, for the issuance and sale of the Offering Shares and the Warrants; and (ii) the filing of a Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”);

(f)         Issuance of the Securities. The Offering Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and, if and as applicable, nonassessable, free and clear of all Liens. The Warrant Shares, when and to the extent issued and sold in exchange for payment in full to the Company of all consideration required therefor as applicable, will be validly issued, fully paid and, if and as applicable, nonassessable, free and clear of all Liens.

(g)         Reservation of Authorized Shares. The Company has reserved on the date hereof from its duly authorized and unissued shares of Common Stock a number of shares of Common Stock constituting Warrant Shares. So long as the Warrant remains outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrant, the number of shares of Common Stock specified above in this Section 3.1(g) as shall from time to time be necessary to effect the exercise of all Warrant Shares pursuant to the terms of the Warrant. If at any time while the Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the Warrant at least a number of shares of Common Stock equal to the Warrant Shares (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Warrant Shares. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. If, upon any exercise of the Warrant, the Company does not have sufficient authorized shares to deliver in satisfaction of such exercise, then unless the Holder elects to rescind such attempted exercise, the Holder may require the Company to pay to the Holder within three (3) Trading Days of the applicable attempted exercise, cash in an amount equal to the product of (i) the number of Warrant Shares that the Company is unable to deliver pursuant to the terms of the Warrant, and (ii) the highest trading price of the Common Stock in effect at any time during the period beginning on the applicable Exercise Date and ending on the date the Company makes the payment provided for in this sentence.

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(h)         Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(h), which Schedule 3.1(h) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.1(h), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Other than as disclosed on Schedule 3.1(h), no Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Other than as disclosed on Schedule 3.1(h), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock and other securities of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth on Schedule 3.1(h) and the Company’s certificate of incorporation, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(i)         Financial Statements. The Company’s SEC Reports (as defined below) contain (1) the audited consolidated balance sheets of the Company as of December 31, 2014 and 2013, and the related consolidated statements of operations, statements of changes in stockholders’ equity (deficiency), and statements of cash flows for the years then ended and (2) unaudited condensed consolidated balance sheet as of September 30, 2015 and the consolidated statements of operations and cash flows for the nine months ended September 30, 2015 and 2014 and the consolidated statements of operations for the three months ended September 30, 2015 and 2014 (collectively, the “Financial Statements”). The Company Financial Statements have been prepared in accordance with generally accepted accounting principles of the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiary as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company and its Subsidiary, except as may be otherwise specified in such financial statements or the notes thereto and except that the Financial Statements may not contain all footnotes required by GAAP and normal year-end adjustments.

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(j)         Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans; and (vi) except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiary or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under the Exchange Act in accordance with Section 13(a) or Section 15(d) of the Exchange Act.

(k)         Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any state securities administrator involving the Company or any current or former director or officer of the Company. The Company has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l)         Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or its Subsidiary that would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor its Subsidiary is a party to a collective bargaining agreement, and the Company and its Subsidiary believe that their relationships with their employees are good. To the knowledge of the Company, no employee of the Company or its Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each employee does not subject the Company or its Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiary are in compliance with all United States federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(m)         Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(n)         Regulatory Permits. The Company and the Subsidiary each possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)         Title to Assets. The Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiary, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary and (ii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiary are in compliance, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

(p)         Intellectual Property. Except as set forth in the SEC Reports, the Company and the Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, know-how, and other similar intellectual property rights that are used in and necessary for the conduct of their respective businesses as currently conducted as described in the SEC Reports and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received notice (written or otherwise) that the conduct of its business as currently conducted as described in the SEC Reports violates or infringes upon the intellectual property rights of others, except for such conflicts or infringements that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect. To the knowledge of the Company, all of the Intellectual Property Rights of the Company and its Subsidiary are enforceable. The Company and its Subsidiary have taken reasonable security measures to protect the secrecy and confidentiality of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(q)         Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)         Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, other than for (i) payment of salary or consulting fees for services rendered in excess of $120,000 in any 12-month period, (ii) reimbursement for expenses incurred on behalf of the Company or its Subsidiary, and (iii) other employee benefits, including stock option agreements granted under any stock option plan of the Company.

(s)         Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date, except where the failure to be in compliance would not have a Material Adverse Effect. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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(t)         Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate, or that, to its knowledge, is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(u)         No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(v)         Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes material, non-public information that is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in the Securities. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, each as of the date of its issuance, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby, other than those specifically set forth in Section 3.2 hereof.

(w)         No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company nor any of its Affiliates, nor any Person acting on its or their behalves, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(x)         Certain Fees. No brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(n) that may be due in connection with the transactions contemplated by the Transaction Documents.

(y)         Solvency. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances that would lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth, as of the date hereof, all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(z)         Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiary each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(aa)         Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) that is in violation of law, or (iv) violated, in any material respect, any provision of FCPA.

(bb)         Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(cc)         Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, or purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another Person to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(dd)         Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

(ee)         Money Laundering. The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(ff)         Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an ““investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(gg)         Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(hh)         Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which will not be publicly disclosed within 210 days of the Closing Date. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiary, their respective businesses and the transactions contemplated hereby, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(ii)         No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(jj)         Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Offering Shares and the Warrants. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(kk)         SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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3.2          Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date on which the Purchaser is purchasing the Offering Shares and the Warrants hereunder to the Company as follows (unless as of a specific date therein):

(a)         Organization; Authority. Such Purchaser is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)         Understandings or Arrangements. Such Purchaser understands that the Offering Shares and the Warrants are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Offering Shares and the Warrants as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Offering Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangements or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Offering Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Offering Shares and the Warrants hereunder in the ordinary course of its business.

(c)         Purchaser Status. At the time such Purchaser was offered the Offering Shares and the Warrants, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)         Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Offering Shares and the Warrants and, at the present time, is able to afford a complete loss of such investment.

(e)         Opportunities for Additional Information. The Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

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(f)         No General Solicitation. The Purchaser acknowledges that the Offering Shares and the Warrants were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.2          Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to the Purchasers by the Company or its Subsidiary, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

4.3          Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchasers is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.4          Transfer Restrictions.

(a)         The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement shall have the rights and obligations of the Purchaser under this Agreement.

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(b)         The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE] [HAS NOT] [HAVE] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)         The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer, pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.5          Reserved.

4.6          Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.7          Use of Proceeds. The Company shall use the proceeds from the sale of the Securities hereunder as described in the Development Agreement and shall not use such proceeds in violation of FCPA or OFAC regulations.

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4.8          Indemnification of Purchaser. Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of its representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of the Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9          Appointment of Director. The Company shall cause one individual named by the Purchaser to be appointed to the Board of Directors of the Company.

4.10        Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Offering Shares and the Warrants for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

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4.11        Account Maintenance. The Company agrees to provide the Purchaser with access to view the Company bank account into which $1,500,000 of the Subscription Amount is being deposited at Closing on a daily basis and for so long as the Company provides development services pursuant to the terms of the Development Agreement.

ARTICLE V.

MISCELLANEOUS

5.1         Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.2         Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4         Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5         Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transfer of the Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

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5.7         No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.8         Governing Law. The Transaction Documents will be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby will be instituted in the federal courts of the United States of America or the courts of the State of Delaware in each case located in the City of Wilmington and New Castle County of Wilmington, Delaware, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the United States District Court for the District of Delaware in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the United States District Court for the District of Delaware and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

5.9         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.10        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12        Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

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5.13         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15         Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this SECURITIES PURCHASE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

NXT-ID, INC.		Address for Notice:

By:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGES TO

NXT-ID, InC. SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this SECURITIES PURCHASE AGREEMENT to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: WorldVentures Holdings, LLC

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:

Shares of Common Stock:

Warrant to Purchase Shares of Common Stock:

EIN Number:

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